                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant / /
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                       HATHAWAY CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                ------------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ------------------------------------------------------------
           (5)  Total fee paid:
                ------------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------
           (3)  Filing Party:
                ------------------------------------------------------------
           (4)  Date Filed:
                ------------------------------------------------------------

[LOGO]

                                                              September 21, 2000

Dear Shareholder:

    You are cordially invited to attend the Annual Meeting of Shareholders of Hathaway Corporation to be held on Thursday, October 26, 2000, commencing at 2:00 p.m. (Mountain Time) at the Lone Tree Country Club, 9808 Sunningdale Blvd., Littleton, Colorado. The Board of Directors and management look forward to personally greeting those shareholders able to attend the meeting.

    At the Annual Meeting you will be asked to consider and vote on the election of five directors to serve until the next annual meeting and on approval of a stock incentive plan and an employee stock purchase plan.

    Your Board of Directors unanimously recommends a vote FOR the election of directors nominated by the Board, FOR the approval of the Company's Year 2000 Stock Incentive Plan and FOR the approval of the Company's 2001 Employee Stock Purchase Plan.

    Regardless of the number of shares you own and whether or not you plan to attend, it is important that your shares are represented and voted at the Annual Meeting. Accordingly, you are requested to sign, date and mail the enclosed proxy at your earliest convenience.

    On behalf of the Board of Directors, thank you for your cooperation and support.

                                          Sincerely,

                                          /s/ Richard D. Smith

                                          Richard D. Smith
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                              HATHAWAY CORPORATION
                            8228 PARK MEADOWS DRIVE
                           LITTLETON, COLORADO 80124

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 26, 2000

                            ------------------------

To the shareholders of
  HATHAWAY CORPORATION:

    You are hereby notified that the annual meeting of shareholders (the "Annual Meeting") of Hathaway Corporation, a Colorado corporation (the "Company"), will be held on October 26, 2000 at 2:00 p.m. (Mountain Time) at the Lone Tree Country Club, 9808 Sunningdale Blvd., Littleton, Colorado, for the following purposes:

    1. to elect five persons to the Company's Board of Directors to serve until the next annual meeting of shareholders or until their successors are duly elected and have qualified;

    2. to consider and act upon the approval of the Company's Year 2000 Stock Incentive Plan for key employees and directors.

    3. to consider and act upon the approval of the Company's 2001 Employee Stock Purchase Plan which will be available to all employees of the Company and subsidiaries.

    4. to consider and act upon such other business as may properly be presented for action at the Annual Meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on August 31, 2000 as the record date (the "Record Date") for the Annual Meeting. Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. The Company's transfer books will not be closed.

    The Board of Directors of the Company extends a cordial invitation to all shareholders to attend the Annual Meeting, as it is important that your shares be represented at the meeting. Even if you plan to attend the Annual Meeting, you are strongly encouraged to mark, date, sign and mail the enclosed proxy in the return envelope provided as promptly as possible.

    You may revoke your proxy by following the procedures set forth in the accompanying proxy statement. If you are unable to attend, your written proxy will assure that your vote is counted.

                                          By Order of the Board of Directors

                                          /s/ Susan M. Chiarmonte

                                          Susan M. Chiarmonte
                                          SECRETARY

Denver, Colorado
September 21, 2000

                              HATHAWAY CORPORATION
                            8228 PARK MEADOWS DRIVE
                           LITTLETON, COLORADO 80124

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

    This proxy statement and the accompanying proxy card are being furnished to the holders of common stock, no par value ("Common Stock"), of Hathaway Corporation, a Colorado corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the annual meeting of shareholders (the "Annual Meeting") to be held on October 26, 2000 at 2:00 p.m. (Mountain Time) at the Lone Tree Country Club, 9808 Sunningdale Blvd., Littleton, Colorado. The Annual Meeting is called for the purposes set forth in the accompanying notice of annual meeting of shareholders. This proxy statement and the accompanying proxy card were first mailed to shareholders on or about September 21, 2000.

                            QUORUM AND VOTING RIGHTS

    The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast on the matter presented is necessary to constitute a quorum at the Annual Meeting. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Broker non-votes and abstentions will be counted as shares present in determining whether a quorum is present. The affirmative vote of the holders of two-thirds of the shares of Common Stock entitled to vote at the Annual Meeting is required for the election of directors (Item 1). Since election of directors requires the approving vote to be measured against all shares of Common Stock entitled to vote, withholding authority (including broker non-votes) from that vote is the equivalent of a vote against election of nominated directors. Approval of Items 2 and 3 requires the affirmative vote of a majority of the votes cast at the meeting. Broker non-votes and abstentions will not be counted as affirmative or negative in determining the number of shares voted on Items 2 and 3. The record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting is the close of business on August 31, 2000 (the Record Date). As of the close of business on the Record Date, there were 4,475,601 shares of Common Stock outstanding, each of which is entitled to one vote at the Annual Meeting.

    All shares of Common Stock represented by properly executed proxies will, unless such proxies have been revoked previously, be voted in accordance with the instructions indicated in such proxies. If no such instructions are indicated, such shares will be voted FOR the election of the five nominees for director (Item 1), FOR the approval of the Company's Year 2000 Stock Incentive Plan (Item 2), FOR the approval of the Company's 2001 Employee Stock Purchase Plan (Item 3), and in the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting (Item 4). Any holder of Common Stock has the unconditional right to revoke his or her proxy at any time prior to the voting thereof at the Annual Meeting by filing with the Secretary of the Company written revocation of his or her proxy prior to the voting thereof, giving a duly executed proxy bearing a later date, or voting in person at the Annual Meeting. If a shareholder's shares are held by a nominee and the shareholder seeks to vote shares in person at the Annual Meeting, the shareholder must bring to the Annual Meeting a written statement from the nominee confirming the shareholder's beneficial ownership of a stated number of shares and that such shares have not been voted by the nominee. Attendance by a shareholder at the Annual Meeting will not in itself revoke his or her proxy.

    Solicitation of proxies for use at the Annual Meeting may be made in person or by mail, telephone or telegram, by directors, officers and regular employees of the Company. Such persons will receive no special compensation for any solicitation activities. In addition, the Company may retain the services of

D.F. King & Co., Inc. to aid in the solicitation of proxies in person, by mail, telephone or telegram. If retained, the costs are not expected to exceed $6,500 plus expenses. The Company will request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Common Stock held of record by such entities, and the Company will, upon the request of such record holders, reimburse reasonable forwarding expenses. The costs of preparing, printing, assembling and mailing the proxy statement, proxy card and all materials used in the solicitation of proxies to shareholders of the Company, and all clerical and other expenses of such solicitation, will be borne by the Company.

                         ITEM 1:  ELECTION OF DIRECTORS

    The Company's articles of incorporation and bylaws provide for a board consisting of not less than three and not more than six persons, as such number is determined by the Board of Directors. The board has determined that the board will consist of five directors, all of whom will be elected annually to serve until the next annual meeting of shareholders and until their successors are elected and qualified, or until the director resigns or is otherwise removed.

    In February 2000, Chester H. Clarridge, who had served as a director of the Company since 1989, announced his resignation effective immediately. Since the Board of Directors has determined that the size of the board will be decreased to five directors, no person has been nominated by the board to fill the vacancy created by Mr. Clarridge's resignation.

    All incumbent directors, with the exception of Mr. Clarridge, have been nominated to succeed themselves as directors. The affirmative vote of the holders of two-thirds of the shares of Common Stock entitled to vote at the Annual Meeting is required for the election of directors. If the number of votes required for the election of directors is not received, directors will continue in office until the next annual meeting or until resignation or removal. Unless authority is withheld, it is intended that the shares represented by proxy at the Annual Meeting will be voted in favor of the five nominees named below. All nominees have agreed to serve if elected.

    If any nominee becomes unable or unwilling to serve at the time of the Annual Meeting, the shares of Common Stock represented by proxy at the Annual Meeting will be voted for the election of such other person as the Board of Directors of the Company may recommend.

             MANAGEMENT RECOMMENDS A VOTE "FOR" EACH NOMINEE NAMED.

NOMINEES

    The following information concerning the nominees for election as directors has been provided by the respective nominee:

NAME                                  AGE          POSITION WITH THE COMPANY
----                                --------   ----------------------------------
Eugene E. Prince..................     68      Chairman of the Board of Directors

Richard D. Smith..................     53      President, Chief Executive
                                               Officer, Chief Financial Officer
                                               and Director

Delwin D. Hock....................     65      Director

Graydon D. Hubbard................     66      Director

George J. Pilmanis................     62      Director

    Mr. Prince has served as a director of the Company since October 1975 and as Chairman of the Board of Directors since January 1981. He served as President of the Company from October 1975 and as Chief Executive Officer from
September 1976 until his resignation from those offices on August 13, 1998. He retired from his employment with the Company effective August 31, 1998 but served as a paid consultant through November 1999. Pursuant to his consulting agreement, as long as Mr. Prince owns at least 10% of the issued shares of the Company, the Board of Directors shall nominate him for election to the Board of Directors. If he is elected, the Board of Directors will request that he be nominated for Chairman of the Board of Directors.

    Mr. Smith was appointed President and Chief Executive Officer of the Company on August 13, 1998. He was Executive Vice President from August 1993 until August 1998. Mr. Smith served as Vice-President of Finance from June 1983 to August 1993. He has served as Chief Financial Officer since June 1983. From June 1983 until October 1999, Mr. Smith was the Company's Treasurer and from
January 1990 until October 1996, he was the Company's Secretary. He has served as a director since August 1996. Pursuant to Mr. Smith's employment agreement, as long as he is President and Chief Executive Officer of the Company and is willing to serve, the Board of Directors will nominate him for election to the Board.

    Mr. Hock has served as a director of the Company since February 1997. He retired from his position as Chief Executive Officer of Public Service Company of Colorado, a gas and electric utility, in January 1996 and as Chairman of the Board of Directors in July 1997. From September 1962 to January 1996, Mr. Hock held various management positions at Public Service Company. He serves as a director of J.D. Edwards & Company, RMI.NET, Inc. and on six separate entities overseeing the operation of 34 funds in the American Century Investors fund complex.

    Mr. Hubbard has served as a director of the Company since 1991. He is a retired certified public accountant and was a partner of Arthur Andersen LLP, the Company's independent public accountants, in its Denver office for more than five years prior to his retirement in November 1989. Mr. Hubbard is also an author.

    Mr. Pilmanis has served as a director of the Company since 1993. For more than five years he has been chairman and president of Balriga International Corp., a privately held company concerned with business development in the Far East and Eastern Europe.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors held four regular meetings and one special meeting during the fiscal year ended June 30, 2000. Each director attended or participated in 75% or more of the total number of meetings of the board held during the period for which he has been a director and all committees of the board on which such director served.

    The Board of Directors has established an Audit Committee and a Compensation Committee, each of which is composed of directors who are not employees of the Company. No nominating committee has been established. The Board of Directors selects the Company's nominees for election to the board. The board will consider nominees recommended by shareholders who meet the requirements for shareholder proposals set forth on the last page of the Proxy Statement.

    The principal responsibilities of the Audit Committee are to make recommendations to the Board of Directors concerning the selection of the firm of independent auditors and the scope of auditing and accounting matters and to consult with the Company's independent auditors regarding auditing and accounting matters. The members of the Audit Committee during the fiscal year ended June 30, 2000 were Messrs. Clarridge (through his resignation from the board effective February 15, 2000 and as Chairman through February 7, 2000) and Hubbard. Effective February 7, 2000, Mr. Hock was appointed to the Committee, and as Chairman. Effective May 3, 2000, Mr. Pilimanis was appointed to the Committee. The members of the Audit Committee are independent as defined in Rule 4200(a)(14) of the National Association of Securities Dealers Listing Standards. The Audit Committee held one meeting during the fiscal year ended June 30, 2000. Representatives from the Company's independent auditors make a presentation annually to the Board of Directors after the completion of the fiscal year end audit. At that time, the entire Board has an opportunity to discuss issues with or ask questions of the auditors. On May 3,

2000 the Board unanimously adopted the Company's Audit Committee Charter which is attached to this Proxy Statement as Exhibit C.

    The principal responsibility of the Compensation Committee is to make recommendations to the Board of Directors concerning the compensation of the Company's management employees including its executive officer. The members of the Compensation Committee are Messrs. Pilmanis (Chairman) and Hock. The Compensation Committee held two meetings during the fiscal year ended June 30, 2000.

                               EXECUTIVE OFFICER

    Set forth below is information regarding the Executive Officer of the Company.

NAME                                  AGE          POSITION WITH THE COMPANY
----                                --------   ----------------------------------
Richard D. Smith..................     53      President, Chief Executive
                                               Officer, Chief Financial Officer
                                               and Director

    Information with respect to employment experience is provided above.

INDEBTEDNESS OF MANAGEMENT

    The Company encourages officers and directors to own shares in the Company and has lent money to officers and directors for the purpose of purchasing shares. During fiscal year 2000, Richard D. Smith, Director, President, CEO, Treasurer and CFO had an outstanding loan in the principal amount of $133,652 which he obtained for the purpose of exercising stock options. Interest is payable at the applicable treasury rate which was 5.25% per annum during the first six months and 5.80 % per annum during the last six months. The largest aggregate amount of indebtedness, including accrued interest outstanding during fiscal year 2000 was $140,260. The amount outstanding, including accrued interest, as of August 31, 2000, was $139,032. Mr. Smith paid accrued interest of $6,608 on December 31, 1999. The difference between interest paid by Mr. Smith and interest at a fair market value rate is considered compensation to Mr. Smith. The loan is due October 31, 2001.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table and notes set forth, as of the Record Date (except for Mr. Albert for whom information is provided as of March 16, 2000), the beneficial ownership, as defined by the regulations of the Securities and Exchange Commission, of Common Stock by each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock (based on the records of the Company's stock transfer agent or a representation by the beneficial owner), each director and nominee, the executive officer and all persons who serve as executive officers and directors of the Company, as a group.

                                                           AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                      BENEFICIAL OWNERSHIP(1)   PERCENT OF CLASS(2)
------------------------------------                      -----------------------   -------------------
Eugene E. Prince .......................................           918,050(3)              20.2%
  7560 Panorama Drive
  Boulder, Colorado 80303

Richard D. Smith .......................................           365,410(4)               7.7%
  8228 Park Meadows Drive
  Littleton, Colorado 80124

Ira Albert .............................................           274,300(5)               6.1%
  1304 SW 160th Avenue, Suite 209
  Ft. Lauderdale, FL 33326

Delwin D. Hock..........................................            27,500(6)                --

                                                           AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                      BENEFICIAL OWNERSHIP(1)   PERCENT OF CLASS(2)
------------------------------------                      -----------------------   -------------------
Graydon D. Hubbard......................................            12,500(7)                --

George J. Pilmanis......................................             4,000(8)                --

Directors and executive officers of the Company as a
  group (5 persons).....................................         1,327,460(9)              27.4%

------------------------

(1) All beneficial ownership is sole and direct unless otherwise noted.

(2) No percent of class is shown for holdings of less than 1%.

(3) Includes 75,500 shares of Common Stock which Mr. Prince has the right to acquire within 60 days of the Record Date upon exercise of options. Includes 88,800 shares of Common Stock held by the Prince Children's Trusts, of which Mr. Prince's wife is trustee and as to which Mr. Prince disclaims beneficial ownership.

(4) Includes 250,000 shares of Common Stock which Mr. Smith has the right to acquire within 60 days of the Record Date upon exercise of outstanding options and 101,927 shares of Common Stock held by the Company's Employee Stock Ownership Plan ("ESOP") as of the Record Date, as to which Mr. Smith could be deemed to have shared investment power as a trustee of the ESOP, which includes 3,868 shares of Common Stock credited to the ESOP account of Mr. Smith. Includes 12,583 shares of Common Stock held by Smith Family Trust, of which Mr. Smith is trustee.

(5) Based on Schedule 13D filed by Mr. Albert with the Securities and Exchange Commission on or about March 16, 2000; includes 117,600 shares of Common Stock, held by Albert Investment Associates, L.P., as to which Mr. Albert has sole voting and investment power; includes 133,200 shares of Common Stock held by various accounts as to which Mr. Albert has sole investment power.

(6) Includes 21,500 shares of Common Stock which Mr. Hock has the right to acquire within 60 days of the Record Date upon exercise of outstanding options.

(7) Consists of 12,500 shares of Common Stock which Mr. Hubbard has the right to acquire within 60 days of the Record Date upon exercise of outstanding options.

(8) Consists of 4,000 shares of Common Stock which Mr. Pilmanis has the right to acquire within 60 days of the Record Date upon exercise of outstanding options.

(9) Includes 363,500 shares of Common Stock which directors and executive officers have the right to acquire within 60 days of the Record Date upon exercise of outstanding options and 101,927 shares of Common Stock held by the ESOP as to which Mr. Smith has shared investment power as trustee of the ESOP, which includes 3,868 shares of Common Stock held by the ESOP for the account of Mr. Smith.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

    The Board of Directors holds four regular full day meetings each year. Non-employee directors are compensated at the rate of $3,300 per full day meeting of the board, $1,000 for each additional one-half day meeting, $450 per hour for a telephone meeting, $1,000 per committee meeting, and $1,000 per half day for official travel to locations outside the Denver area.

    Board members are compensated at the rate of $250 per hour for the time spent consulting with the Company at the request of the Board of Directors or the President, preparing minutes of the Audit or Compensation Committees and on special assignment of such committees. During the 2000 fiscal year, Mr. Hock received $250 and Mr. Pilmanis received $450 for preparation of Committee Minutes.

    The Company entered into a Consulting Agreement with Mr. Prince effective after his retirement from employment on August 31, 1998. Under the Agreement, Mr. Prince will provide consulting services to the Company primarily on matters involving the Company's motion control products, but also on other matters as requested by the President. He will be compensated at the rate of $250 per hour. During fiscal 2000, Mr. Prince was paid $66,000 for consulting services.

INDEMNIFICATION

    The Company indemnifies its directors and officers to the fullest extent permitted by law so they will serve free from undue concern that they will not be indemnified. Indemnification is required under the Company's Bylaws. The Company has also signed agreements with each of its directors contractually obligating the Company to provide the indemnification to them.

SUMMARY OF CASH AND OTHER COMPENSATION OF EXECUTIVE OFFICER

    The following table shows the compensation earned by the Chief Executive Officer (the "Named Executive Officer") of the Company during fiscal year 2000.

                           SUMMARY COMPENSATION TABLE

                                                                              LONG-TERM
                                                                             COMPENSATION
                                                                                AWARDS
                                                                             ------------
                                                       ANNUAL COMPENSATION    SECURITIES
                                                       -------------------    UNDERLYING     ALL OTHER
NAME & PRINCIPAL POSITION                     YEAR      SALARY     BONUS       OPTIONS      COMPENSATION
-------------------------                   --------   --------   --------   ------------   ------------
Richard D. Smith .........................    2000     $206,250   $42,000        69,000        $17,547(1)
  President and CEO                           1999     $176,481   $     0       100,000        $17,237
                                              1998     $149,125   $     0             0        $15,628

------------------------

(1) All other compensation for Mr. Smith during fiscal year 2000 consists of Company contributions to defined contribution plans of $4,662, Company paid life insurance premiums of $10,845, and interest on a loan to Mr. Smith of $2,040 calculated as the difference between interest accrued and the fair market rate at the time the interest rate was determined.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table provides a summary of all stock options granted during fiscal year 2000 to the Named Executive Officer. It also shows a calculation of the potential realizable value if the fair market value of the Company's shares were to appreciate at either a 5% or 10% annual rate over the period of the option term.

                                 INDIVIDUAL GRANTS                                      POTENTIAL REALIZABLE
------------------------------------------------------------------------------------      VALUE AT ASSUMED
                               NUMBER OF     PERCENT OF                                 ANNUAL RATES OF STOCK
                               SECURITIES   TOTAL OPTIONS                              PRICE APPRECIATION FOR
                               UNDERLYING    GRANTED TO     EXERCISE OR                      OPTION TERM
                                OPTIONS     EMPLOYEES IN    BASE PRICE    EXPIRATION   -----------------------
NAME                           GRANTED(1)    FISCAL YEAR     ($/SH)(2)       DATE        5%($)        10%($)
----                           ----------   -------------   -----------   ----------   ----------   ----------
Richard D. Smith.............    69,000         42.1           $1.75      07/06/2006    $49,157      $114,558

------------------------

(1) The options granted have a seven year term and were immediately exercisable. The grants permit the exercise of options in exchange for shares of the Company's common stock as well as for cash. In connection with a merger, sale of assets, share exchange, or change of control of the Company, the Committee may allow surrender for cash, substitution or cancellation.

(2) Exercise price was established at quoted market price for company shares on the date of grant.

    See discussion under COMPENSATION COMMITTEE REPORT regarding consideration for new options to be granted to Mr. Smith subsequent to fiscal year 2000.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
  VALUES

    The following table sets forth information regarding option exercises during the 2000 fiscal year and unexercised stock options held as of the 2000 fiscal year end by the Named Executive Officer:

                                                                                        VALUE OF UNEXERCISED
                                                          NUMBER OF UNEXERCISED             IN-THE-MONEY
                                SHARES       VALUE        OPTIONS AT FY-END (#)       OPTIONS AT FY-END ($)(1)
                             ACQUIRED ON    REALIZED   ---------------------------   ---------------------------
NAME                         EXERCISE (#)     ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                         ------------   --------   -----------   -------------   -----------   -------------
Richard D. Smith...........       0            $0        250,000          -0-         $799,063          $0

------------------------

(1) Fair market value of unexercised in-the-money options at fiscal year end is based on the closing price of $5.375 of Common Stock on June 30, 2000.

LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR

    Long-term incentives are provided through stock option grants. See the discussion under COMPENSATION COMMITTEE REPORT.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICER

    The Company has an Employment Agreement with Richard D. Smith which became effective August 13, 1998 for an initial term of five years and continues subsequently on a year-to-year basis unless the Company or the officer gives termination notice at least 60 days prior to expiration of the initial or subsequent terms.

    BASE SALARY. The Agreement provides a base salary of not less than $210,000 for Mr. Smith, and may be reviewed annually for increase on a merit basis. In August 2000, Mr. Smith's salary was increased to $225,000.

    ANNUAL INCENTIVE PLAN. Annual incentive bonuses are paid based on achieving performance criteria established annually by the Board of Directors. The performance criteria will recognize the overall financial performance of the Company or the performance of its separate segments and the improvements made in financial results. See discussion under COMPENSATION COMMITTEE REPORT.

    LONG-TERM INCENTIVE PLAN PAYMENT. The Company utilizes stock options for long-term incentives based on criteria described in the COMPENSATION COMMITTEE REPORT.

    CERTAIN DISPOSITIONS. A separate cash bonus will be paid to Mr. Smith in the event of dispositions of equity interests, assets or product lines of a subsidiary or division of the Company. The bonus is an amount equal to a percentage ranging from 1% to 5% of the cumulative sales price received on dispositions that are consummated before September 30, 2000.

    OTHER PROVISIONS. Mr. Smith participates in other benefits and perquisites as are generally provided by the Company to its employees. In addition, the Company provides Mr. Smith with $500,000 of life insurance and an automobile.

    In the event of death, disability or termination by the Company prior to a change in control, other than for cause, the Agreement with Mr. Smith provides for limited continuations of salary and insurance benefits and for bonus prorations or settlements.

CHANGE IN CONTROL ARRANGEMENTS

    In 1989 the Company entered into an agreement with Mr. Smith pursuant to which, upon termination by the Company (other than for cause as defined in the Agreement) or by Mr. Smith for good reason (as defined in the Agreement) within 90 days prior to or 24 months following a change in control of the Company, he is entitled to receive a severance payment equal to 2.5 times the sum of current annual base salary plus the amount paid under the Incentive Compensation Plan for the preceding fiscal year, an allocation for incentive compensation for the current year up to the date of termination and two year continuation of insurance benefits. The agreement expires on December 31 of each year, however, it is extended automatically on January 1 of each year for a term of two years, unless notice of non-renewal is given by the Company not later than the September 30 immediately preceding renewal. The Company has similar agreements (providing lower severance multiples) with other key executives. The change in control agreements are applicable to a change in control of the Company or of the subsidiary or division for which the executive is employed and require the key executives to remain in the employ of the Company for a specified period in the event of a potential change in control of the Company and provide employment security to them in the face of current pressures to sell the Company or in the event of take-over threats, so that they can devote full time and attention to the Company's efforts free of concern about discharge in the event of a change in control of the Company. These agreements are common at other public companies. They are not excessive and are within industry standards. In fiscal year 2000, the Board of Directors considered termination of these agreements and determined that the reasons for executing change in control agreements continue to be valid and concluded that notices of non-renewal would not be in the best interests of shareholders, except that notice of non-renewal was given to one executive whose management responsibilities had changed.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During fiscal year 2000 the Compensation Committee was comprised of Messrs. Pilmanis and Hock who are both non employees. See the caption EXECUTIVE COMPENSATION--COMPENSATION OF DIRECTORS for information concerning compensation paid to directors for attending and participating in board and committee meetings and special assignments.

    Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the following report and the performance graph on page 9 shall not be incorporated by reference into any such filings.

                         COMPENSATION COMMITTEE REPORT

    Base salary for the chief executive officer is reviewed annually in relation to corporate performance and increased responsibilities. As a result of achievements in the Company's performance for fiscal year 2000, an increase of 7% was recommended for Mr. Smith in August 2000.

    In recommending target levels of achievement for the Annual Incentive Plan, the Committee reviews past operating results and the forecasts and business plans of the Company for the ensuing year. For fiscal 2000 the Committee recommended target achievement levels to be based on two components of the Company's performance, one relating to the motion control business and the other to the balance of the Company's operations. For motion control, the target level was to achieve a 146% improvement in pretax net income over 1999 results. Since pretax income for motion control well exceeded the target level, a bonus of $42,000 or 20% of his salary was paid to Mr. Smith for fiscal 2000 . For the balance of the Company, the target level was to achieve a $2,200,000 improvement in pretax net income over 1999's pretax loss of $1,800,000. No bonus was paid in relation to the balance of the Company for fiscal 2000, because the threshold performance level was not achieved.

    The Company's long-term incentive program is based on stock options. Only a limited number of shares remain available under the Company's current option plan. In August 2000, the committee recommended that the remaining shares available in the Company's current option plan be granted to certain key operations personnel and recognized that no more options would be available for grant to Mr. Smith at this time. As discussed below, the committee recommended the Board approve a resolution to request shareholders to vote on a new stock option plan at the October 26, 2000 shareholders' meeting. The committee also recommended that if the plan is approved by shareholders, the Board should consider granting options to Mr. Smith under the Company's long-term incentive program at the October 2000 Board of Directors meeting that immediately follows the shareholders' meeting .

    The Committee acknowledges the importance of providing attractive compensation and benefit packages in recruiting and retaining qualified personnel. In today's business environment, stock incentive programs have become an increasingly popular inducement to individuals who are responsible for the conduct and management of the Company's business or who are involved in endeavors significant to its success to advance the interests of the Company and its shareholders and to remain affiliated with the Company. The committee recommended asking shareholders to approve a new stock option program available to employees or directors whose judgment, initiative and continued efforts are expected to contribute to the success of the Company's business. The committee also recommended asking shareholders to approve an employee stock purchase plan whereby employees of the Company will have an opportunity to participate in the ownership of the business to help achieve the unity of purpose essential to the continued growth of the Company and for the mutual benefit of its employees and shareholders.

                                          GEORGE J. PILMANIS
                                          DELWIN D. HOCK

                               PERFORMANCE GRAPH

    The following performance graph reflects change in the Company's cumulative total stockholder return on common stock as compared with the cumulative total return of the NASDAQ Stock Market Index and the NASDAQ Measuring and Controlling Devices Index for the period of five fiscal years ended June 30, 2000.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
AMONG NASDAQ (U.S. COMPANIES), NASDAQ MEASURING DEVICES AND THE COMPANY
Dollars

                  6/30/95  6/30/96  6/30/97  6/30/98  6/30/99  6/30/00
NASDAQ (U.S)          100      128      156      206      296      437
NASDAQ Measuring      100      131      166      133      189      436
Hathaway Corp         100      153      124       89       74      213

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of the Company's Common Stock to report their ownership and any changes in that ownership to the Securities and Exchange Commission. The Company believes that all Section 16(a) filing requirements applicable to its directors, executive officers and greater than ten percent beneficial owners have been met except that one Form 4 for one director was filed late.

       ITEM 2:  APPROVAL OF THE COMPANY'S YEAR 2000 STOCK INCENTIVE PLAN

DESCRIPTION OF THE YEAR 2000 STOCK INCENTIVE PLAN

    Upon approval by the Company's shareholders, the Company proposes to adopt its Year 2000 Stock Incentive Plan in October, 2000. The Plan is being proposed because the Company's existing stock option plans no longer have sufficient shares of stock available for future grants of options. The purpose of the Plan is to attract and retain the services of eligible participants whose judgment, interest and special efforts will contribute to the success of the Company and will enhance the value of the Company, to provide incentive compensation opportunities that are comparable to those of the Company's competitors, and to align participants' personal interests to those of the Company's other stockholders. The full text of the proposed Year 2000 Plan is attached to this Proxy Statement as Exhibit A. The following description of the Plan is qualified in its entirety by reference to Exhibit A.

    The number of shares issuable under the Plan is 600,000. The Plan provides for the granting of stock options, stock appreciation rights and restricted stock awards. Incentive stock options may be granted (i) only to employees and employee-directors who are responsible for the conduct and management of the Company's business, (ii) for a period of up to ten years (five years for persons owning more than 10% of the total combined voting power of the Company or any subsidiary), (iii) at exercise prices not less than fair market value at the date of grant (110% of fair market value if the optionee owns more than 10% of the total combined voting power), and (iv) in amounts for which options first become exercisable in any calendar year which do not exceed $100,000 per employee. Nonstatutory options may be granted (i) to employees and non-employee directors, (ii) for a period of up to ten years, (iii) at exercise prices no less than 85% of fair market value at the date of grant. Stock appreciation rights may be awarded to employees and directors and will be exercisable at the time, to the extent and upon the terms and conditions set forth in each award. Restricted stock may be awarded which is subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals as is prescribed in each award. The Plan is administered by the Board of Directors (or by a committee of two or more persons appointed by the Board), which has the authority to select eligible participants for awards, designate the number of shares to be covered by each award, determine whether a stock option granted is to be an incentive stock option or a nonstatutory option, determine restrictions, conditions and contingencies and specify other terms of the awards.

    No participant shall be granted, in any calendar year, awards to acquire in the aggregate more than 200,000 shares of common stock. This limitation is intended to satisfy the requirements applicable to awards intended to qualify as performance-based compensation under Internal Revenue Code Section 162(m).

    Each award granted pursuant to the Plan will be evidenced by an Award Agreement, which will set forth the terms applicable to that award. Awards may be granted under the Plan until October 26, 2010. The exercise price for options granted under the Plan may be paid in cash or cashier's check, surrender of shares previously owned by the participant, or a combination of the above.

    Awards granted under the Plan may not be transferred other than by will or by the laws of descent and distribution. During the lifetime of the participant, an award may be exercised only by the participant or his or her legal representative.

    If a participant's employment or other association with the Company or a subsidiary is terminated for any reason other than for cause, or because of the death or disability of the participant, any outstanding option or stock appreciation right will be exercisable (to the extent then exercisable) for a period of 30 days following such termination. If a participant's employment or other association with the Company or a subsidiary is terminated because of the participant's disability, any outstanding option or stock appreciation right will be exercisable (to the extent then exercisable) for a period of 90 days following such termination. If a participant dies while employed by or associated with the Company or a subsidiary, any outstanding option or stock appreciation right will be exercisable (to the extent then exercisable) for a period of six months following such death. If a participant's employment or other association with the Company or a subsidiary is terminated for cause, all outstanding options (whether or not vested) will be forfeited and canceled.

    If the number of outstanding shares of common stock of the Company is changed by a stock dividend, stock split, combination, or similar change in the capital structure of the Company, the number of shares of common stock available for award grants and the exercise price per share for each outstanding award under the Plan will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company.

    In general, in the event of any approved transaction, all outstanding awards held by employees whose employment is affected (either by termination or transfer to successor employer) by the approved transaction shall become vested and exercisable in full. Approved transactions generally include (a) the acquisition of beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of 50% or more of the outstanding voting securities by any person (other than the Company, any subsidiary, or any employee benefit plan) during any period of 12 consecutive months; (b) the sale, exchange or other disposition of all or substantially all of the assets of any subsidiary or any division of the Company or a subsidiary; (c) any merger or consolidation of the Company with one or more other corporations, whether or not the Company is the surviving corporation; (d) any sale or other disposition of all or substantially all of the assets of the Company pursuant to a plan which provides for the liquidation of the Company; (e) any exchange by the holders of more than 50% of the outstanding shares of common stock for securities issued by another entity; or (f) a change in the majority of the members of the Board other than by reason of voluntary resignation, retirement or death.

    The Company may amend or terminate the Plan at any time, except that no amendment or modification may become effective without approval by the stockholders, if stockholder approval is required, to enable the Plan to satisfy any applicable statutory or regulatory requirements. Subject to the specific terms of the Plan, the Committee may accelerate the vesting of any award, or waive any conditions or restrictions pursuant to an award at anytime.

FEDERAL INCOME TAX CONSEQUENCES

    In general, no income results to the holder of an incentive stock option upon the grant of the option or issuance of shares. The amount realized on the disposition of such shares in excess of the option price will be considered capital gain, except that if a disposition occurs within one year after the exercise of the option or two years after the grant of the option the participant will realize compensation income, for federal income tax purposes, on the amount by which the lesser of (i) the fair market value on the date of exercise or (ii) the amount realized on the sale of the shares exceeds the option price. For the purpose of determining alternative minimum taxable income, an incentive stock option is treated as a nonstatutory option.

    In connection with the exercise of a nonstatutory option, an optionee will generally realize compensation income, for federal income tax purposes, on the difference between the option price and the fair market value of the shares acquired on the date of exercise.

    If an option is exercised and payment is made by means of previously held shares, or shares and cash, there is no gain or loss recognized to the optionee on the previously held shares so long as these shares have been held for the required holding period, if applicable. In the case of a nonstatutory option, the optionee's basis and holding period of the previously held shares will be carried over to an equivalent number of shares received under the option. Any additional shares received under the option will have a basis equal to the compensation realized by the optionee for federal income tax purposes plus the amount of any additional cash paid.

    Exercising a nonstatutory option with shares which were originally acquired on the exercise of an incentive stock option will not constitute a "disqualifying disposition" of such previously held shares. If, however, the new shares are not held for the balance of the required holding period, there will be a disqualifying disposition for federal income tax purposes, resulting in recognition of compensation income to the participant in an amount equal to the lesser of (i) the excess of the fair market value over the option price at the time such incentive shares were originally acquired or (ii) the amount realized on the sales of the shares minus the option price. However, exercising an incentive stock option with shares acquired on the exercise of an incentive stock option will constitute a disqualifying disposition of such previously held shares if the one and the two-year holding periods described above have not been met before such exercise.

    To the extent individual optionees qualify for capital gains tax treatment, the Company will generally not be entitled to a deduction for federal income tax purposes. In other cases the Company will generally receive a federal income tax deduction at the same time, and in the same amount, as the amount which is taxable to the employee as compensation income.

    The grant of a stock appreciation right will not result in taxable income to the participant. Upon exercise, the amount of cash or the fair market value of shares received will be taxable to the participant as ordinary income and a corresponding deduction will be allowed to the Company. Gains or losses realized by the participant upon disposition of shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

    The grant of a restricted stock award will not result in taxable income to the participant and the Company will not be entitled to a deduction at that time, assuming that the restrictions constitute a "substantial risk of forfeiture" for federal income tax purposes. Upon the vesting of shares subject to an award, the participant will realize ordinary income in an amount equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

    Approval requires the affirmative vote of a majority of the votes cast on the proposed Plan.

    THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE COMPANY'S YEAR 2000 STOCK INCENTIVE PLAN.

      ITEM 3:  APPROVAL OF THE COMPANY'S 2001 EMPLOYEE STOCK PURCHASE PLAN

DESCRIPTION OF THE 2001 EMPLOYEE STOCK PURCHASE PLAN

    Upon approval by the Company's shareholders, the Company proposes to adopt its 2001 Employee Stock Purchase Plan (the Purchase Plan) covering an aggregate of 500,000 shares of the Company's Common Stock. The full text of the proposed Purchase Plan is attached to this Proxy Statement as Exhibit B. The following description of the Purchase Plan is qualified in its entirety by reference to Exhibit B. The Purchase Plan is intended to be an employee stock purchase plan under Section 423 of the Internal

Revenue Code of 1986, as amended. Under the Purchase Plan, the Company shall make ten successive offerings of shares of Common Stock with the first offering commencing on January 1, 2001 and terminating on June 30, 2001 and subsequent offerings covering successive six month periods from July 1 to December 31 and January 1 to June 30, of each year until the tenth and final offering under the Purchase Plan which commences on July 1, 2005 and terminates on December 31, 2005. The Purchase Plan permits eligible employees to purchase Common Stock through payroll deductions in multiples of 1% each, from 1% to 10% of the employee's compensation at the lower of 85% of the fair market value of the Common Stock at the beginning or at the end of each offering period. Under the Purchase Plan, for each offering, employees are entitled to participate after completing 30 days of employment, except that employees who own more than 5% of the outstanding Common Stock when combined with all outstanding options are not eligible. Employees may end their participation in the offering at any time before the end of the offering period.

    Eligible employees may elect to participate in the offering periods by submitting appropriate enrollment forms to the Company before the start of the offering period. Once enrolled, a participant automatically will participate in subsequent offering periods unless he or she withdraws from the offering period. Upon enrollment, a participant authorizes payroll deductions of up to 10% of the participant's base salary during the offering period. A participant may change his or her payroll deduction elections once during any offering period. All payroll deductions received or held by the Company under the Purchase Plan may be used by the Company for any corporate purposes and the Company is not obligated to segregate such payroll deductions.

    The number of shares a participant may purchase in any offering period is determined by dividing the total amount of payroll deductions withheld for the participant during the offering period by the price per share determined as described above. The purchase takes place automatically on the last day of the offering period. Any cash balance remaining in the participant's account following the purchase will be carried forward without interest to the next offering period, subject to certain limited exceptions.

    A participant may withdraw from the Purchase Plan or any offering period by giving written notice to the Company. If notice is received by the 15th day before the end of the offering period, payroll deductions for that offering period will cease and all deductions credited to the participant's account will be returned promptly, without interest. No payroll deductions will be made for any succeeding offering period unless the employee enrolls in a new offering period.

    Termination of the employee's employment for any reason immediately terminates his or her participation in the Purchase Plan. In the event of a termination of employment, all payroll deductions credited to the participant's account will be returned to him or her or, in the case of his or her death, to his or her legal representatives, without interest.

    If the number of outstanding shares of common stock of the Company is changed by a stock dividend, stock split, combination, or similar change in the capital structure of the Company, the number of shares of common stock available under the Purchase Plan will be proportionately adjusted.

    The Company may amend or terminate the Purchase Plan except that an amendment may not be made without approval of the stockholders of the Company which would change the designation of the employees (or class of employees) eligible for participation in the Purchase Plan or if the amendment requires stockholder approval under applicable law.

FEDERAL INCOME TAX CONSEQUENCES

    The following is a brief summary of the principal federal income tax consequences of transactions under the Purchase Plan based on current federal income tax laws. This summary is not intended to be exhaustive and does not describe state, local or other tax consequences. Each eligible participant is advised to consult his or her tax advisor as to the particular tax consequences of transactions under the Purchase

Plan applicable to him or her, including income tax return reporting requirements and the applicability and effect of any state, local or foreign tax laws.

    Upon the participant's election to reduce his or her pay in order to purchase stock in any offering period, the participant's after-tax pay will be reduced by the percentage elected by the participant. At the termination of the offering period, the amounts withheld pursuant to the participant's election will be applied to purchase Common Stock. In general, no income will be recognized by a participant upon the grant (the election to participate in the Purchase Plan) or exercise of an option to purchase stock under the Purchase Plan.

    The federal income tax treatment of any gain or loss realized by the participant upon the sale or other disposition of shares acquired under the Purchase Plan will depend on the timing of the disposition. If the participant disposes of the shares after the later of (i) one year after the date of the stock is transferred to the participant, and (ii) two years after the date of grant of the option to purchase stock under the Purchase Plan (the statutory holding periods), the participant will recognize ordinary income equal to the lesser of (a) the amount by which the fair market value of the stock at the time the option was granted exceeds the option price, and (b) the amount by which the fair market value of the stock at the time of disposition exceeds the purchase price of the Common Stock. Any additional gain is taxed as capital gain. The Company will not be entitled to an income tax deduction by reason of any disposition.

    If the sales price is less than the option price, the participant will not recognize ordinary income. Instead, the participant will have a long-term capital loss equal to the difference.

    If the participant disposes of the shares acquired under the Purchase Plan before the end of the statutory holding periods (a Disqualifying Disposition), the participant generally will recognize ordinary income in the year of such disposition to the extent of the difference between the option price for the stock and the fair market value of the stock on the date of exercise. Any additional gain is taxed as capital gain. The Company will be entitled to an income tax deduction for its taxable year in which the Disqualifying Disposition occurs equal to the amount of ordinary income recognized by the participant.

    Approval requires the affirmative vote of a majority of the votes cast on the proposed Plan.

    THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE COMPANY'S 2001 EMPLOYEE STOCK PURCHASE PLAN.

                             ITEM 4:  OTHER MATTERS

    The Board of Directors knows of no business to be presented for action at the Annual Meeting except as described above. However, if other matters are properly presented for a vote, the proxies will be voted upon such matters (including matters incident to the conduct of the meeting) in accordance with the judgment of the persons acting under the proxies.

                               YEAR 2000 MATTERS

    In fiscal 1999, the Company adopted a "Y2K Readiness Program" and prepared for Year 2000 effects on the proper functioning of computer systems included in its products, software systems used in its business and items purchased from its suppliers. The Company has not experienced, and does not anticipate experiencing in the future any Year 2000 related failures in its products. In addition there was no interruption in or failure of normal business activities or operations due to Year 2000 failures experienced in its internal systems, processes and facilities or from its key vendors, supplier or subcontractors nor are any anticipated in the future.

    The Company's activities related to Year 2000 compliance were performed with internal resources. All payroll and associated costs related to the Year 2000 issue were expensed as incurred. Year 2000 activities did not delay other projects or materially impact the Company's business; however, certain customers may have deferred purchases of certain power products due to their own Year 2000 concerns. With the Year 2000 rollover completed, the Company believes it has obtained any such deferred sales. The Company will continue to monitor whether it needs to further address any anticipated costs, problems and uncertainties associated with Year 2000 consequences.

                         INDEPENDENT PUBLIC ACCOUNTANT

    Arthur Andersen LLP served as independent auditors of the Company for the fiscal year ended June 30, 2000. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting. He will have an opportunity to make a statement if he so desires, and is expected to be available to respond to appropriate questions.

    The Audit Committee of the Board of Directors has not yet made a recommendation to the Board of Directors with respect to the selection of independent certified public accountants for fiscal 2001.

                                 ANNUAL REPORT

    The Company's Annual Report for the year ended June 30, 2000 has been mailed to shareholders with this Proxy statement.

                 SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

    Shareholders' proposals for the 2001 annual meeting of shareholders must be submitted in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement no later than May 22, 2001 in order to be presented at the annual meeting or be considered for inclusion in the Company's 2001 proxy statement and proxy card.

            PLEASE SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY.

                                                            HATHAWAY CORPORATION

September 21, 2000

                                   EXHIBIT A
                              HATHAWAY CORPORATION
                         YEAR 2000 STOCK INCENTIVE PLAN

                                   SECTION 1
                                  INTRODUCTION

    1.1 ESTABLISHMENT. Hathaway Corporation hereby establishes the Hathaway Corporation Year 2000 Stock Incentive Plan.

    1.2 PURPOSES. The Plan is provided in order that selected Eligible Participants who are responsible for the conduct and management of the Company's business or who are involved in endeavors significant to its success, may be given an inducement to acquire a proprietary interest in the Company, to gain an added incentive to advance the interests of the Company and to remain affiliated with the Company.

                                   SECTION 2
                                  DEFINITIONS

    2.1 DEFINITIONS. The following terms shall have the meanings set forth below:

        (a) "APPROVED TRANSACTION" has the meaning set forth in Section 5.2.

        (b) "AWARD" means any award or benefit granted under the Plan, including, without limitation, the grant of Options, Stock Appreciation Rights, and Restricted Stock Awards.

        (c) "AWARD AGREEMENT" means the written document, in such form as is determined by the Committee from time to time, which reflects the terms and conditions of an Award to an Eligible Participant.

        (d) "BOARD" means the Board of Directors of the Company.

        (e) "CAUSE" means, unless otherwise defined in the Award Agreement:

           (i) an Eligible Participant's willful or gross misconduct, or willful or gross negligence, in the performance of his or her duties for the Employer, after prior written notice of such misconduct or negligence and the continuance thereof for a period of 30 days after receipt by such Eligible Participant of such notice;

           (ii) an Eligible Participant's intentional or habitual neglect of his or her duties for the Employer after prior written notice of such neglect and the continuance thereof for a period of 30 days after receipt by such Eligible Participant of such notice;

          (iii) an Eligible Participant's illegal use of drugs or excessive and habitual use of alcohol, either of which substantially affects the Eligible Participant's ability to perform his or her duties for the Employer; or

           (iv) an Eligible Participant's theft or misappropriation of funds or property of the Employer, or the commission of a felony.

        (f) "CODE" means the Internal Revenue Code of 1986, as it may be amended from time to time.

        (g) "COMMITTEE" means the committee established under Section 3.1.

        (h) "COMPANY" means Hathaway Corporation, or any successor thereto.

        (i) "DIRECTOR" means an individual who is a director of the Company or any Parent or Subsidiary on the date of an Award grant, and who is not a common-law employee of the Company or any Parent or Subsidiary.

        (j) "DIVIDEND EQUIVALENTS" means, with respect to Restricted Stock to be issued at the end of the Restriction Period, but only to the extent specified by the Committee, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to stockholders of record during the Restriction Period on a like number of Shares of Stock.

        (k) "EFFECTIVE DATE" means the effective date of the Plan, which will be October 26, 2000, subject to approval of the Plan by the Company's stockholders.

        (l) "ELIGIBLE PARTICIPANTS" means an officer or employee of the Employer, or a Director, whose judgment, initiative, and continued efforts are expected to contribute to the successful conduct of the business of the Employer, as determined by the Committee.

       (m) "EMPLOYER" means the Company, any Parent, and any Subsidiary.

        (n) "EXERCISE PRICE" means that price at which an Option or an SAR may be exercised.

        (o) "FAIR MARKET VALUE" means the average of the closing bid and asked price in the over-the counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") for the date in question (whether the common stock is traded on the NASDAQ Small Cap Market or the NASDAQ National Market System), or such other system then in use. If there are no Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Stock transactions or, if on any such date the Stock is not quoted by any such organization, the average of the closing bid and asked price as furnished by a professional market maker making a market in the Stock, as selected by the Committee. In the event the Stock is not traded in the over-the-counter market or no market maker is making a market in the Stock, the Fair Market Value of the Stock on any date shall be determined in good faith by the Committee after such consultation with outside legal, accounting and other experts as the Committee may deem advisable.

        (p) "INCENTIVE STOCK OPTION" or "ISO" means any Option designated as such and granted in accordance with the requirements of Code Section 422.

        (q) "NON-STATUTORY OPTION" or "NSO" means any Option other than an Incentive Stock Option.

        (r) "OPTION" means a right to purchase Stock at a stated price (the Exercise Price) for a specified period of time. As used in this Plan, the term "Option" will refer both to any Non-Statutory Option and any Incentive Stock Option.

        (s) "OPTION PERIOD" means that period during which a vested Option or other vested Award may be exercised.

        (t) "PARENT" means any company during any period in which it is a parent corporation, as defined in Code Section 424(e), with respect to the Company.

        (u) "PLAN" means this Hathaway Corporation Year 2000 Stock Incentive Plan, as it may be amended from time to time.

        (v) "RESTRICTED STOCK" means Shares of Stock which are subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Eligible Participant or achievement of performance or other objectives by the Eligible Participant, as determined by the Committee.

        (w) "RESTRICTION PERIOD" means a period of time beginning on the date of each Award of Restricted Stock and ending on the vesting date with respect to such Award.

        (x) "RETAINED DISTRIBUTIONS" has the meaning set forth in
    Section 7.2(b).

        (y) "SHARE" or "SHARES" means a share or shares of Stock.

        (z) "STOCK" means the common stock, no par value, of the Company.

       (aa) "STOCK APPRECIATION RIGHT" or "SAR" means the right to receive, in cash or Shares (as determined in accordance with Section 6.5) with a value equal to (or otherwise based on) the excess of (i) the Fair Market Value of a specified number of Shares at the time of exercise; over (ii) the Exercise Price for such Shares.

       (bb) "SUBSIDIARY" means any company during any period in which it is a subsidiary corporation, as defined in Code Section 424(f), with respect to the Company.

    2.2 GENDER AND NUMBER. Except where otherwise indicated by the context, the masculine gender also shall include the feminine gender, and the definition of any term herein in the singular also shall include the plural.

                                   SECTION 3
                              PLAN ADMINISTRATION

    3.1 COMMITTEE. The authority to control and manage the operation and administration of the Plan will be vested in the "Committee" described in this
Section 3.1. The Committee will be appointed by the Board and generally will consist of two or more members of the Board. If a Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that otherwise would be the responsibility of the Committee. The Board may appoint such special committees as the Board determines necessary or desirable in accordance with the following provisions:

        (a) With respect to the grant of Awards to persons who are or may become "covered employees," as such term is defined in Code Section 162(m), the Awards will be granted by a Committee consisting only of two or more outside directors. For purposes of this Section 3.1(a), a Director will be treated as an "outside director" if the director (i) is not a current employee of the Company or its affiliates; (ii) is not a former employee of the Company or its affiliates who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year;
    (iii) has not been an officer of the Company or its affiliates; and
    (iv) does not receive remuneration, either directly or indirectly, in any capacity other than as a director. For purposes of this subsection, the Company's affiliates will be determined based on the regulations promulgated under Code Section 162(m).

        (b) With respect to the grant of Awards for which the exemption from
    Section 16(b) of the Securities Exchange Act of 1934 provided by Rule 16b-3 is desired, the Award will be granted by a Committee consisting of (i) only "non-employee directors" or (ii) the full Board. Alternatively, the Award may be granted by a Committee consisting of persons who are not non-employee directors; provided that the Award is approved by the full Board.

    3.2 POWER AND AUTHORITY OF COMMITTEE. The Committee's administration of the Plan will be subject to the following:

        (a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Participants those persons who will receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, to accelerate vesting of Awards, to waive compliance (either generally or in any one or more particular instances) by an Eligible Participant with the requirements of any rule or regulation with respect to an Award, subject to the Plan provisions or other applicable requirements; and (subject to the restrictions imposed by Section 9.2) to cancel or suspend Awards.

        (b) To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United

    States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

        (c) The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, to decide all questions and settle all controversies and disputes which may arise in connection with the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

        (d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan will be final and binding on all persons.

        (e) In controlling and managing the operation and administration of the Plan, the Committee will take action in a manner that conforms to the articles and by-laws of the Company, and applicable state corporate law.

    3.3 DELEGATION BY COMMITTEE. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

    3.4 INDEMNIFICATION. In addition to any other rights of indemnification, the Company shall provide indemnification, either directly or indirectly through insurance policies or otherwise, for directors, Committee members, employees and former employees against liabilities and expenses they incur with respect to this Plan in connection with holding such positions, in each case to the fullest extent permitted by law. Whenever such a person seeks indemnification by the Company against any liability or expenses incurred in any threatened, pending or completed proceeding in which such person is a party because he or she holds or has held any such position, the Company shall proceed diligently and in good faith to make a determination whether indemnification is permissible in the circumstances. If indemnification is determined to be permissible, the Company shall indemnify such persons to the fullest extent permissible, provided that any indemnification for expenses shall be limited to the amount found to be reasonable by an evaluation conducted in a manner permitted by applicable law, and this authorization shall include reimbursement for reasonable expenses incurred in advance of final disposition of the proceeding. This Section shall not be interpreted to limit in any manner any indemnification the Company may be required to pay pursuant to applicable statutes, any court order, or any contract, resolution or other commitment which is legally valid.

                                   SECTION 4
                           STOCK SUBJECT TO THE PLAN

    4.1 NUMBER OF SHARES. 600,000 Shares are authorized for issuance under the Plan in accordance with the provisions of the Plan. Shares which may be issued upon the grant or exercise of Awards shall be applied to reduce the maximum number of Shares remaining available under the Plan. At all times during the term of the Plan and while any Awards are outstanding, the Company shall retain as authorized and unissued stock at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder. In addition, the following additional maximums will apply:

        (a) The number of Shares of Stock that may be issued under Options intended to be treated as ISOs shall not exceed the maximum number of Shares available for issuance under the Plan, as set forth above.

        (b) The maximum number of Shares of Stock that may be issued in conjunction with Restricted Stock Awards granted pursuant to Section 7 shall equal 10% of the maximum number of Shares available for issuance under the Plan, as set forth above.

        (c) The maximum number of Shares of Stock that may be covered by Awards granted to any one Eligible Participant shall be 200,000 Shares during any calendar year.

    4.2 UNUSED AND FORFEITED STOCK. Any Shares that are subject to an Award under this Plan which are not used because the terms and conditions of the Award are not met, including any Shares that are subject to an Award which expires or is terminated or canceled for any reason, any Shares which are used for full or partial payment of the purchase price of Shares with respect to which an Award is exercised, and any Shares retained by the Company to satisfy applicable withholding obligations automatically shall become available for use under the Plan.

                                   SECTION 5
                   CAPITAL CHANGES AND CORPORATE TRANSACTIONS

    5.1  ADJUSTMENTS FOR STOCK SPLIT, STOCK DIVIDEND, ETC.

        (a) If the Company shall at any time increase or decrease the number of its outstanding Shares of Stock, or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if such Shares had been issued and outstanding, fully paid and nonassessable at the time of such occurrence:

           (i) the Shares of Stock as to which Awards may be granted under the Plan; and

           (ii) the Shares of Stock then included in each outstanding Award granted hereunder.

        (b) If any adjustment or substitution provided for in this Section 5.1 shall result in the creation of a fractional share under any Award, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to such fractional share.

        (c) Adjustments under this Section 5.1 shall be made by the Committee, whose determinations with regard thereto shall be final and binding upon all parties.

    5.2  DEFINITIONS RELATED TO APPROVED TRANSACTIONS.

        (a)  APPROVED TRANSACTION.  "Approved Transaction" means:

           (i) the acquisition directly or indirectly by any person (other than the Company, any Subsidiary, or any employee stock ownership plan or other employee benefit plan of the Company or any Subsidiary) during any period of 12 consecutive months of beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as in effect on the date of this Plan) of voting stock of any Subsidiary representing in the aggregate more than 50% of the total voting power of all voting stock of the Subsidiary;

           (ii) the sale, exchange or other disposition (other than by reason of the pledge or assignment of such assets as security for a loan) of all or substantially all of the assets of any Subsidiary or any division of the Company or a Subsidiary, if immediately after such transaction substantially all of such assets are not owned by the Company, any Subsidiary, or any employee stock ownership plan or other employee benefit plan of the Company or any Subsidiary;

          (iii) any merger or consolidation of the Company with one or more other corporations, whether or not the Company is the surviving corporation;

           (iv) any sale or other disposition of all or substantially all of the assets of the Company pursuant to a plan which provides for the liquidation of the Company;

           (v) any exchange by the holders of more than 50% of the outstanding Shares of Stock for securities issued by another entity, or in whole or in part for cash or other property, pursuant to a plan of exchange approved by the holders of a majority of such outstanding Shares;

           (vi) a change in the majority of the members of the Board other than by reason of voluntary resignation, retirement or death; or

          (vii) any transaction to which Code Section 424(a) applies and to which the Company is a party.

        (b) DIVISION. A "division" means any operating or business unit designated by the Company, in its discretion, as constituting a division of the Company or of a Subsidiary.

        (c) AFFECTED EMPLOYMENT. An Eligible Participant's employment with the Company or a Subsidiary is "affected" in an Approved Transaction if such employment is terminated by the Company or Subsidiary solely as a result of the Approved Transaction, if such employment is transferred to any employer other than the Company or a Parent or Subsidiary, or if the Eligible Participant remains employed with a Subsidiary which is no longer a Subsidiary of the Company as a result of the Approved Transaction. The Committee will determine whether any Eligible Participant's employment is affected by any Approved Transaction.

    5.3 ACCELERATED VESTING UPON APPROVED TRANSACTION. In the event of any Approved Transaction, notwithstanding any contrary waiting period, installment period, vesting schedule or Restriction Period in any Award Agreement or in the Plan, unless the applicable Award Agreement provides otherwise:

        (a) in the case of an Option or SAR, each such outstanding Option or SAR held by an Eligible Participant whose employment is affected by the Approved Transaction shall become exercisable in full in respect of the aggregate number of Shares covered thereby.

        (b) in the case of Restricted Stock, the Restriction Period applicable to each such Award of Restricted Stock held by an Eligible Participant whose employment is affected by the Approved Transaction shall be deemed to have expired and all such Restricted Stock, any related Retained Distributions and any unpaid Dividend Equivalents shall become vested and any cash amounts payable pursuant to the applicable Award Agreement shall be adjusted in such manner as may be provided in the Award Agreement.

                                   SECTION 6
                     OPTIONS AND STOCK APPRECIATION RIGHTS

    6.1  GRANT OF OPTIONS AND SARS.

        (a) GRANT OF OPTIONS. An Eligible Participant may be granted one or more Options. The Committee, in its sole discretion, shall designate whether an Option is to be considered an ISO or an NSO. The Committee may grant both an ISO and an NSO to the same Eligible Participant at the same time or at different times. ISOs and NSOs, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.

        (b) GRANT OF SARS. An SAR may be granted to an Eligible Participant who has been granted an Option (hereinafter called a "related Option") with respect to all or a portion of the Shares subject to the related Option (a "Tandem SAR") or may be granted separately to an Eligible Participant (a "Free Standing SAR").

           (i) A Tandem SAR either may be granted concurrently with the grant of the related Option or (if the related Option is an NSO) at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option. Tandem SARs will be exercisable only at the time and to the extent that the related Option is exercisable (and may be subject to such additional limitations on exercisability as the Award Agreement may provide), and in no event after the complete termination or full exercise of the related Option. Upon the exercise or termination of the related Option, the Tandem SARs with respect thereto will be canceled automatically to the extent of the number of shares of Stock with respect to which the related Option was so exercised or terminated.

           (ii) Free Standing SARs will be exercisable at the time, to the extent and upon the terms and conditions set forth in the applicable Award Agreement.

    6.2 PARTICIPATION. ISOs shall not be granted to non-employee Directors. Eligible Participants who have been granted Options or SARS may, if otherwise eligible, be granted additional Options, SARs, or other Awards.

    6.3 AWARD AGREEMENTS. Each Option or SAR granted under the Plan shall be evidenced by a written Award Agreement which shall be entered into by the Company and the Eligible Participant to whom the Option or SAR is granted, and which shall contain such terms and conditions as the Committee may consider appropriate in each case. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern.

        (a) NUMBER OF SHARES. Each Award Agreement shall state that it covers a specified number of Shares, as determined by the Committee.

        (b) LIMIT ON ISOS GRANTED: Notwithstanding any other provision of the Plan, for any Eligible Participant, the aggregate Fair Market Value of the Shares with respect to which an ISO first is exercisable in any calendar year, under this Plan or any other plan, shall not exceed $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the time the Option is granted.

        (c) EXERCISE PRICE. The Exercise Price for any Option or SAR shall be determined by the Committee and shall be set forth in the Award Agreement.

           (i) In no event shall the Exercise Price for each Share covered by an ISO be less than the Fair Market Value of the Stock on the date the ISO is granted.

           (ii) The Exercise Price for each Share covered by an ISO granted to an Eligible Participant who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary must be at least 110% of the Fair Market Value of the Stock on the date the Option is granted.

          (iii) The Exercise Price for an NSO or SAR may be any price, including a price less than Fair Market Value, in the sole discretion of the Committee, but in no event shall the Exercise Price be less than 85% of Fair Market Value of the Stock.

           (iv) The Exercise Price for any NSO or SAR granted in compliance with the Code Section 162(m) performance-based compensation rules shall be not less than 100% of the Fair Market Value of the Stock.

        (d) OPTION PERIOD AND VESTING OF OPTIONS. Each Award Agreement shall state the Option Period and any vesting requirements applicable to the Option or SAR.

           (i) The Option Period must expire, in all cases, not more than ten years from the date an Award is granted; provided, however, that the Option Period of an ISO granted to an Eligible Participant who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary must expire not more than five years from the date such ISO is granted.

           (ii) Each Award Agreement also shall state the periods of time, if any, as determined by the Committee, when incremental portions of each Option or other Award shall vest.

        (e) TERMINATION OF EMPLOYMENT, DEATH, DISABILITY, ETC. Except as otherwise set forth in the Award Agreement, each Option and each SAR shall be subject to the following requirements with respect to the exercise of the Option or SAR upon termination of the employment or the death of the Eligible Participant:

           (i) TERMINATION FOR CAUSE. If the employment of the Eligible Participant is terminated within the Option Period for Cause, as determined by the Company, the Option or SAR (whether or not vested) thereafter shall be canceled and void for all purposes.

           (ii) DEATH. If the Eligible Participant dies during the Option Period while still employed with the Employer, the Option or SAR may be exercised by those entitled to do so under the Eligible Participant's will or by the laws of descent and distribution within six (6) months after the Eligible Participant's death (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option or SAR may be exercised only as to the Shares as to which the Option or SAR had become exercisable on or before the date of the Eligible Participant's death.

           (iii) DISABILITY. If the Eligible Participant becomes disabled (within the meaning of Code Section 22(e)) during the Option Period while still employed with the Employer, the Option or SAR may be exercised within ninety (90) calendar days after the Eligible Participant's termination of employment due to such disability (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option or SAR may be exercised only as to the Shares as to which the Option or SAR had become exercisable on or before the date of the Eligible Participant's disability.

           (iv) OTHER TERMINATIONS. If the employment of the Eligible Participant with the Employer is terminated within the Option Period for any reason other than Cause, disability, or the Eligible Participant's death, the Option or SAR may be exercised by the Eligible Participant within thirty (30) calendar days after the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option or SAR may be exercised only as to the Shares as to which the Option or SAR had become exercisable on or before the date of termination of employment.

           (v) APPLICABILITY OF SECTION TO DIRECTORS. Unless otherwise provided in the Award Agreement, the provisions relating to exercise periods in this Section 6.3(e) after termination of an Eligible Participant's employment will apply to each Director by substituting a reference to the Director's service as a Director for each reference to an Eligible Participant's employment in this Section.

        (f)  EXERCISE, PAYMENTS, ETC.

           (i) Except as otherwise provided in the Award Agreement, an Option or SAR shall be exercised by delivery to the Corporate Secretary of the Company of written notice specifying the particular Option or SAR (or portion thereof) which is being exercised, the number of Shares with respect to which such Option or SAR is exercised and, in the case of an Option, including payment of the Exercise Price. Such notice shall be in a form satisfactory to the Committee. The exercise of the Option or SAR shall be deemed effective upon receipt of such notice by the Corporate Secretary and, if applicable, payment to the Company of the Exercise Price.

           (ii) The purchase of such Stock shall take place at the principal offices of the Company upon delivery of such notice, at which time the purchase price of the Stock shall be paid in full by any of the methods or any combination of the methods set forth in (iii) below. A properly executed certificate or certificates representing the Stock shall be issued by the Company and delivered to the Eligible Participant.

          (iii) With respect to the exercise of an Option, the Exercise Price shall be paid by any of the following methods or any combination of the following methods:

               (A) in cash;

               (B) by cashier's check payable to the order of the Company;

               (C) if approved by the Committee, by delivery to the Company of certificates representing the number of Shares then owned by the Eligible Participant, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Option, properly endorsed for transfer to the Company; provided however, that Shares used for this purpose must have been held by the Eligible Participant for such minimum period of time as may be established from time to time by the Committee. The Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Option shall be the Fair Market Value as of the exercise date and the exercise date shall be the day of the delivery of the certificates for the Stock used as payment of the Exercise Price.

        (g) DATE OF GRANT. An Option or SAR shall be considered as having been granted on the date specified in the grant resolution of the Committee.

        (h) BONUSES. The Committee, in conjunction with any NSO granted under this Plan may grant a cash bonus to any Eligible Participant to pay in whole or in part for any portion of the exercise price or any tax liability incurred by the exercise of an Options. The amount of any bonus and the time of payment shall be determined in the sole discretion of the Committee and may be included in any Award Agreement in conjunction with which a bonus is to be granted.

    6.4 STOCKHOLDER PRIVILEGES. Prior to the exercise of the Option and the transfer of Shares to the Eligible Participant, an Eligible Participant shall have no rights as a stockholder with respect to any Shares subject to any Option or SAR granted to such person under this Plan, and until the Eligible Participant becomes the holder of record of such Stock, no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Eligible Participant becomes the holder of record of such Stock, except as provided in Section 6.

    6.5 SETTLEMENT OF AWARD. Shares of Stock delivered pursuant to the exercise of an Option or SAR will be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable Award Agreement. Settlement of SARs may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option or a SAR as the Committee determines to be desirable.

                                   SECTION 7
                            RESTRICTED STOCK AWARDS

    7.1 GRANT OF RESTRICTED STOCK AWARDS. Subject to the limitations of the Plan, the Committee shall designate those eligible persons to be granted awards of Restricted Stock, shall determine the time when each such Award shall be granted, whether Shares covered by Awards of Restricted Stock will be issued at the beginning or the end of the Restriction Period and whether Dividend Equivalents will be paid during the Restriction Period in the event Shares are to be issued at the end of the Restriction Period, and shall designate (or set forth the basis for determining) the vesting provisions applicable to each Award of Restricted Stock. The Committee shall determine the price, if any, to be paid by the Eligible Participant for the Restricted Stock. All determinations made by the Committee pursuant to this Section 7 shall be specified in the Award Agreement.

    7.2  ISSUANCE OF RESTRICTED STOCK AT BEGINNING OF THE RESTRICTION
PERIOD. If Shares of Stock are issued at the beginning of the Restriction Period, the stock certificate or certificates representing such Restricted Stock shall be registered in the name of the Eligible Participant to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the applicable Award Agreement. Such certificates shall remain in the custody of the Company and the Eligible Participant shall deposit with the Company stock powers or other instruments of assignment, each endorsed in blank, so as to permit retransfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or otherwise not become vested in accordance with the Plan and the applicable Award Agreement.

        (a) Restricted Stock issued at the beginning of the Restriction Period shall constitute issued and outstanding Stock for all corporate purposes.

        (b) The Eligible Participant will have the right to vote such Restricted Stock, to receive and retain such dividends and distributions, as the Committee may in its sole discretion designate, paid or distributed on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Stock with respect to such Restricted Stock; except, that
    (i) the Eligible Participant will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled or waived;
    (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period as provided in Section 7.2; (iii) other than such dividends and distributions as the Committee may in its sole discretion designate, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and vesting and other conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in a separate account; (iv) the Eligible Participant may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or any Retained Distributions or his interest in any of them during the Restriction Period; and (v) a breach of any restrictions, terms or conditions provided in the Plan or established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

    7.3 ISSUANCE OF STOCK AT END OF THE RESTRICTION PERIOD. Restricted Stock issued at the end of the Restriction Period shall not constitute issued and outstanding Shares of Stock and the Eligible Participant shall not have any of the rights of a stockholder with respect to the Stock covered by such an Award of Restricted Stock, in each case until such Stock shall have been transferred to the Eligible Participant at the end of the Restriction Period. If and to the extent that Shares of Stock are to be issued at the end of the Restriction Period, the Eligible Participant shall be entitled to receive Dividend Equivalents with respect to the Stock covered thereby either (i) during the Restriction Period or (ii) in accordance with the rules applicable to Retained Distributions, as the Committee may specify in the Award Agreement.

    7.4 CASH AWARDS. In connection with any Award of Restricted Stock, an Award Agreement may provide for the payment of a cash amount to the Eligible Participant who is granted such Restricted Stock at any time after such Restricted Stock shall have become vested. Such cash awards shall be payable in accordance with such additional restrictions, terms and conditions as shall be prescribed by the Committee in the Award Agreement and shall be in addition to any other salary, incentive, bonus or other compensation payments which such Eligible Participant shall be otherwise entitled or eligible to receive from the Company.

    7.5 COMPLETION OF RESTRICTION PERIOD. Upon the vesting of each Award of Restricted Stock, and the satisfaction of any other applicable restrictions, terms and conditions (a) all or the applicable portion of such Restricted Stock shall become vested, (b) any Retained Distributions and any unpaid Dividend Equivalents with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested and
(c) any cash award to be received by the Eligible Participant with respect to such Restricted Stock shall become payable, all in accordance with the terms of the applicable Award Agreement. Any such Restricted Stock, Retained Distributions and any unpaid Dividend Equivalents that shall not become vested shall be forfeited to the Company and the Eligible Participant shall not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Stock, Retained Distributions and any unpaid Dividend Equivalents that shall have been so forfeited. The Committee may, in its discretion, provide that the delivery of any Restricted Stock, Retained Distributions and unpaid Dividend Equivalents that shall have become vested, and payment of any cash awards that shall have become payable, shall be deferred until such date or dates as the recipient may elect. Any election of a recipient pursuant to the preceding sentence shall be filed in writing with the Committee in accordance with such rules and regulations, including any deadline for the making of such an election, as the Committee may provide.

                                   SECTION 8
                          OPERATION AND ADMINISTRATION

    8.1 EMPLOYMENT. Nothing contained in the Plan or in any Award shall confer upon any Eligible Participant any right with respect to the continuation of his or her employment by the Employer, or interfere in any way with the right of the Employer, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of such Employee from the rate in existence at the time of the grant of an Award.

    8.2 LEAVES OF ABSENCE. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of employment shall be determined by the Committee at the time.

    8.3 TRANSFERS OF AWARDS. Except as otherwise provided in the Award Agreement, or as the Committee shall determine from time to time, no right or interest of any Eligible Participant in an Award granted pursuant to the Plan (including any Options) shall be assignable or transferable during the lifetime of the Eligible Participant, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of an Eligible Participant's death, an Eligible Participant's rights and interests in Awards shall, to the extent provided in this Plan, be transferable by testamentary will or the laws of decent and distribution. In the opinion of the Committee, if an Eligible Participant is disabled from caring for his or her affairs because of mental condition, physical condition or age, such Eligible Participant's Awards shall be exercised by such person's guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

    8.4  WITHHOLDING REQUIREMENTS.

        (a) GENERALLY. The Company's obligations to deliver Shares or other payment upon the exercise of an Option, SAR or other Award shall be subject to the Eligible Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

        (b) WITHHOLDING WITH STOCK. At the time an Option is exercised by the Eligible Participant, the Committee, in its sole discretion, may permit the Eligible Participant to pay all such amounts of tax withholding, or any part thereof, by transferring to the Company, or directing the Company to withhold from Shares otherwise issuable to such Eligible Participant, Shares having a value equal to the amount required to be withheld or such lesser amount as may be determined by the Committee at such time. The value of Shares to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined.

    8.5 INVESTMENT REPRESENTATIONS. The Company may require any person to whom an Award is granted, as a condition of exercising such Award or receiving Stock under the Award, to give written assurances, in the substance and form satisfactory to the Company and its counsel, to the effect that such person is acquiring the Stock subject to the Award for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Stock.

    8.6 COMPLIANCE WITH SECURITIES LAWS. Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Award may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

    8.7 STOCK RESTRICTION AGREEMENT. The Committee may provide that shares of Stock issuable upon the exercise or grant of an Award shall, under certain conditions, be subject to restrictions whereby the Company has a right of first refusal with respect to such shares or a right or obligation to repurchase all or a portion of such shares, which restrictions may survive an Eligible Participant's term of employment with the Company.

    8.8 OTHER EMPLOYEE BENEFITS. The amount of any compensation deemed to be received by an Eligible Participant as a result of the exercise or grant of an Award shall not constitute "earnings" with respect to which any other employee benefits of such Eligible Participant are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

                                   SECTION 9
                  PLAN AMENDMENT, MODIFICATION AND TERMINATION

    9.1 TERMINATION AND AMENDMENT OF PLAN. The Board may at any time terminate, and from time-to-time may amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that stockholder approval otherwise is necessary or desirable. Shareholder approval shall be required in order to:

        (a) increase the maximum number of Shares of Stock that may be subject to Awards (unless necessary to effect the adjustments required by Section 5.1);

        (b) extend the term of the Plan beyond the period provided in
    Section 9.3; or

        (c) materially modify the requirements as to eligibility for participation in the Plan.

    9.2 NO AFFECT ON OUTSTANDING AWARDS. No termination, amendment, or modification shall adversely affect the rights and obligations with respect to Awards outstanding under the Plan, without the consent of the Eligible Participant holding such Award.

    9.3 DURATION OF PLAN. If not sooner terminated under Section 9.1, the Plan shall fully cease and expire at midnight on the date that is ten years from the Effective Date of the Plan. Options outstanding at the time of the Plan termination may continue to be exercised in accordance with their terms.

                                   SECTION 10
                              REQUIREMENTS OF LAW

    10.1 FEDERAL SECURITIES LAW REQUIREMENTS. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

    10.2 GOVERNING LAW. The Plan and all Award Agreements hereunder shall be construed in accordance with and governed by the laws of the State of Colorado.

                                   EXHIBIT B
                              HATHAWAY CORPORATION
                       2001 EMPLOYEE STOCK PURCHASE PLAN

    1. ESTABLISHMENT OF PLAN. Hathaway Corporation (the "Company"), proposes to grant options for the purchase of Hathaway Corporation Common Stock, no par value (the "Common Stock") to eligible employees of the Company and its Subsidiaries (as hereinafter defined) pursuant to this 2001 Employee Stock Purchase Plan (the "Plan"). For purposes of this Plan, "Parent" and "Subsidiary" (collectively "Subsidiaries") shall have the same meanings as "parent corporation" and "subsidiary corporation" as provided in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The Company intends this Plan to qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments to or replacements of such Section) and this Plan shall be so construed. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein.

    2. SHARES RESERVED FOR ISSUANCE. A total of 500,000 shares of Common Stock is reserved for issuance under this Plan. Such number shall be subject to adjustments effected in accordance with Section 15 of this Plan.

    3. PURPOSE. The purpose of this Plan is to provide eligible employees of the Company and its Subsidiaries with a convenient means of acquiring an equity interest in the Company through payroll deductions, in order to enhance such employees' sense of participation in the affairs of the Company and its Subsidiaries and to provide an incentive for continued employment.

    4.  ADMINISTRATION.

        a. This Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors of the Company (the "Board"). As used in this Plan, references to the "Committee" shall mean either such committee or the Board if no committee has been established. Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Committee and its decisions shall be final and binding upon all participants. Members of the Board shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board Committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company.

        b. In addition to any other rights of indemnification, the Company shall provide indemnification, either directly or indirectly through insurance policies or otherwise, for directors, Committee members, employees and former employees against liabilities and expenses they incur with respect to this Plan in connection with holding such positions, in each case to the fullest extent permitted by law. Whenever such a person seeks indemnification by the Company against any liability or expenses incurred in any threatened, pending or completed proceeding in which such person is a party because he or she holds or has held any such position, the Company shall proceed diligently and in good faith to make a determination whether indemnification is permissible in the circumstances. If indemnification is determined to be permissible, the Company shall indemnify such persons to the fullest extent permissible, provided that any indemnification for expenses shall be limited to the amount found to be reasonable by an evaluation conducted in a manner permitted by applicable law, and this authorization shall include reimbursement for reasonable expenses incurred in advance of final disposition of the proceeding. This Section shall not be interpreted to limit in any manner any indemnification the Company may be required to pay pursuant to applicable statutes, any court order, or any contract, resolution or other commitment which is legally valid.

    5. ELIGIBILITY. Any employee of the Company or any of its Subsidiaries is eligible to participate in an Offering Period (as hereinafter defined) under this Plan commencing on the first Offering Period after such employee completes thirty (30) days of employment, except the following employees:

        a. Employees who are not employed by the Company or Subsidiaries as of the beginning of such Offering Period;

        b. Employees who (after taking into account stock attributed to the Employee under Code Section 424(d)) own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries (including Employees who, as a result of the purchase of stock under this Plan during any Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries.

    6. OFFERING DATES. Except as otherwise specified by the Board, the offering periods of this Plan (each, an "Offering Period") shall be of six
(6) months duration commencing on January 1 and July 1 of each year and ending on June 30 and December 31 of each year. The first Offering Period will commence on January 1, 2001 (the "First Offering Period") Each Offering Period shall consist of one six-month purchase period (individually, a "Purchase Period") during which payroll deductions of participants are accumulated under this Plan. The first business day of each Offering Period is referred to as the "Offering Date." The last business day of each Purchase Period is referred to as the "Purchase Date." The Board shall have the power to change the duration of Offering Periods or Purchase Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the First Offering Period or Purchase Period to be affected.

    7.  PARTICIPATION IN THIS PLAN.

        a. Eligible employees may become participants in an Offering Period under this Plan on the first Offering Date after satisfying the eligibility requirements by delivering to the Company's Human Resources Department (the "Human Resources Department") not later than the close of business on the first day of the Offering Period, or such other date specified by the Committee, a Subscription Agreement in a form designated by the Company setting forth such employee's payroll deductions as provided in Section 10 of this Plan.

        b. An eligible employee who does not deliver a subscription agreement to the Human Resources Department by such date after becoming eligible to participate in such Offering Period shall not participate in that Offering Period or any subsequent Offering Period, unless such employee enrolls in this Plan by filing a Subscription Agreement with the Human Resources Department not later than the commencement of a subsequent Offering Period or such other date specified by the Committee. Once an employee becomes a participant in an Offering Period, such employee automatically will participate in the next following Offering Period, and in each subsequent Offering Period, unless the employee withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Section 12 below. Such participant is not required to file any additional Subscription Agreement in order to continue participation in this Plan.

    8. GRANT OF OPTION ON ENROLLMENT. Enrollment by an eligible employee in this Plan with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such employee of an option to purchase, on the Purchase Date, up to that number of shares of Common Stock determined by dividing (a) the amount accumulated in such employee's payroll deduction account during such Purchase Period by (b) the lesser of (i) eighty-five percent (85%) of the fair market value of a share of the Common Stock on the Offering Date, or
(ii) eighty-five percent (85%) of the fair market value of a share of the Common Stock on the Purchase Date; PROVIDED, HOWEVER that the number of shares of the Common Stock subject to options granted pursuant to this Plan shall not exceed the lesser of (a) the maximum number of shares set by the Board pursuant to Section 11(c) below with respect to the applicable Offering Period, or (b) with respect to any participant, the maximum number of shares which may be purchased pursuant to Section 11(b) below with respect to the applicable Offering Period. The fair market value of a share of the Common Stock shall be determined as provided in Section 9 hereof.

    9. PURCHASE PRICE. The purchase price per share at which a share of Common Stock will be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:

        a. The fair market value of a share of Common Stock on the Offering Date; or

        b.  The fair market value of a share of Common Stock on the Purchase
    Date.

For purposes of this Plan, the term "fair market value" will mean the average of the closing bid and asked price in the over-the counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") for the date in question (whether the Common Stock is traded on the NASDAQ Small Cap Market or the NASDAQ National Market System), or such other system then in use. If there are no Common Stock transactions on such date, the fair market value shall be determined as of the immediately preceding date on which there were Common Stock transactions or, if on any such date the Common Stock is not quoted by any such organization, the average of the closing bid and asked price as furnished by a professional market maker making a market in the Common Stock, as selected by the Committee. In the event the Common Stock is not traded in the over-the-counter market or no market maker is making a market in the Common Stock, the fair market value of the Common Stock on any date shall be determined in good faith by the Committee after such consultation with outside legal, accounting and other experts as the Committee may deem advisable.

    10. PAYMENT OF PURCHASE PRICE; CHANGES IN PAYROLL DEDUCTIONS, ISSUANCE OF SHARES.

        a. The purchase price of the shares for each respective participant shall be the aggregate of the participant's payroll deductions made during each Offering Period. The payroll deductions are made as a percentage of a participant's compensation in one percent (1%) increments not to exceed ten percent (10%) or any lower limit set by the Committee. Compensation shall mean all W-2 compensation, including, but not limited to base salary, wages, bonuses, commissions and overtime, and including employee salary reduction contributions under Code Section 125 (cafeteria plan contributions) and Code
    Section 401(k). Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan.

        b. A participant may lower or increase the rate of payroll deductions during an Offering Period by filing with the Human Resources Department a new authorization for payroll deductions, in which case the new rates shall become effective for the next payroll period after the Human Resources Department's receipt of the authorization and shall continue for the remainder of the Offering Period unless changed as described below. Such changes in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one change may be made effective during any six month period. A participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Human Resources Department a new authorization for payroll deductions not later than the beginning of such Offering Period.

        c. All payroll deductions are credited to the respective participant's account established under this Plan and are deposited with the general funds of the Company. No interest accrues on such amounts. All amounts received or held by the Company under this Plan may be used by the Company for any corporate purposes, and the Company shall not be obligated to segregate such amounts.

        d. On each Purchase Date, so long as this Plan remains in effect and provided that the participant has not withdrawn from the Offering Period under Section 12, the Company shall apply the funds then in the participant's account to the purchase of whole shares of Common Stock reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The Purchase Price per share shall be as specified in Section 9 of this Plan. Any cash remaining in a participant's account (with respect to fractional shares) after such purchase of shares shall be applied toward a subsequent Offering Period unless requested by the participant to be returned to the participant, provided that, if the remaining cash in a participant's account is less than $5.00, such amount will not be returned to the participant but will be applied toward the next Offering Period if the participant remains a participant for that subsequent Offering Period. No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date.

        e. As promptly as practicable after the Purchase Date, the Company shall arrange the delivery to each participant, or his or her designated agent, a certificate representing the shares purchased upon exercise of his option.

        f. During a participant's lifetime, such participant's option to purchase shares hereunder is exercisable only by him or her. The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised and Shares issued to the participant. Shares to be delivered to a participant under this Plan will be registered in the name of the participant or in the name of the participant and, if so designated, his or her spouse.

    11.  LIMITATIONS ON SHARES TO BE PURCHASED.

        a. A participant may not purchase stock under this Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary, exceeds Twenty-Five Thousand Dollars ($25,000) for any calendar year (based on the fair market value determined as of the Offering Date).

        b. No employee shall be entitled to purchase more than the Maximum Share Amount (as defined below) on any single Purchase Date. Not less than fifteen (15) days prior to the commencement of any Offering Period, the Board, in its sole discretion, may set a maximum number of shares which may be purchased by an employee at any single Purchase Date (hereinafter the "Maximum Share Amount"). If a Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount not less than five (5) days prior to the commencement of the next Offering Period. Once the Maximum Share Amount is set, it shall continue to apply with respect to all succeeding Purchase Dates and Offering Periods unless revised by the Board as set forth above.

        c. If the number of shares to be purchased on a Purchase Date by all employees participating in this Plan exceeds the number of shares then available for issuance under this Plan, or exceeds the Maximum Share Amount, then the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable and as the Board shall determine to be equitable. In such event, the Company shall give written notice of such allocation of shares to be purchased under a participant's option to each participant affected thereby.

        d. Any payroll deductions accumulated in a participant's account which are not used to purchase stock due to the limitations in this Section 11 shall be returned to the participant as soon as practicable after the end of the applicable Purchase Period, without interest.

    12.  WITHDRAWAL.

        a. Each participant may withdraw from an Offering Period under this Plan by signing and delivering to the Human Resources Department written notice on the form provided for such purpose. Such withdrawal may be elected at any time at least fifteen (15) days prior to the end of an Offering Period.

        b. Upon withdrawal from this Plan, the accumulated payroll deductions shall be returned to the withdrawn participant without interest, and his or her interest in this Plan shall terminate. In the event a participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new Subscription Agreement in the same manner as set forth above for initial participation in this Plan.

    13. TERMINATION OF EMPLOYMENT. Termination of a participant's employment for any reason, including retirement or death, immediately terminates his or her participation in this Plan. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of his or her death, to his or her legal representatives without interest. For purposes of this Section 13, an employee will be not deemed to have terminated employment or failed to remain in the continuous employ of the Company in the event of
(a) a transfer to or from the Company and to or from any Subsidiary that the Board has designated as eligible to participate in this Plan, or (b) sick leave, military leave, or any other leave of absence approved by the Board; PROVIDED, that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

    14. RETURN OF PAYROLL DEDUCTIONS. In the event a participant's interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board, the Company promptly shall deliver to the participant all payroll deductions credited to such participant's account. No interest shall accrue on the payroll deductions of a participant in this Plan.

    15.  CAPITAL CHANGES.

        a. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under this Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under this Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under this Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock of the Company resulting from a stock split or the payment of a stock dividend (but only in the Common Stock) or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of any consideration by the Company; PROVIDED, HOWEVER, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to the number or price of shares of Common Stock subject to an option.

        b. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board, in the exercise of its sole discretion in such instances, may declare that the options under this Plan shall terminate as of a date fixed by the Board and give each Participant the right to exercise his or her option as to all of the optioned stock, including shares which would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company or of a Subsidiary or a division of the Company, or the merger or consolidation of the Company with or into another corporation, each option under this Plan held by a participant whose employment is affected by such sale shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the optioned stock. If the Board makes an option exercisable in lieu of assumption or substitution in the event of a merger, consolidation or sale of assets, the Board shall notify the affected participant that the option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the option will terminate upon the expiration of such period.

           (1) A "division" means any operating or business unit designated by the Company, in its discretion, as constituting a division of the Company or of a Subsidiary.

           (2) A participant's employment with the Company or a Subsidiary is "affected" in a transaction described above if such employment is terminated by the Company or Subsidiary solely as a result of the transaction, if such employment is transferred to any employer other than the Company or a Subsidiary, or if the participant remains employed with a Subsidiary which is no longer a Subsidiary of the Company as a result of the transaction. The Committee will determine whether any participant's employment is affected by any transaction.

        c. The Board, if it so determines in the exercise of its sole discretion, also may make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, or in the event of the Company being consolidated with or merged into any other corporation.

    16. NONASSIGNABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 24 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.

    17. RESTRICTION ON TRANSFER/HOLDING PERIOD. Unless otherwise determined by the Committee, the shares issued upon exercise of the options granted under any Offering Period may not be assigned, transferred, pledged or otherwise disposed of in any way prior to the expiration of the "Holding Period" described as follows: Not less than fifteen (15) days prior to the commencement of any Offering Period, the Board, in its sole discretion, may set the minimum Holding Period, which will commence immediately after the Purchase Date. If a Holding Period is set for any Offering Period, then all participants must be notified of such Holding Period not less than five (5) days prior to the commencement of the Offering Period. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect. Certificates evidencing all such shares issued pursuant to Offering Periods during the Holding Period shall bear the following legend:

    "The securities represented by this stock certificate are subject to a restriction on transfer set forth in the 2001 Employee Stock Purchase Plan of the Company, a copy of which will be made available upon request to the registered holder hereof."

    18. REPORTS. Individual accounts will be maintained for each participant in this Plan. Each participant shall receive promptly after the end of each Purchase Period a report of his or her account setting forth (i) the total payroll deductions accumulated; (ii) the number of shares of Commons Stock purchased, (iii) the per share price thereof and (iv) the remaining cash balance, if any, to be carried forward to the next Purchase Period or Offering Period, as the case may be.

    19. NOTICE OF DISPOSITION. Each participant shall notify the Company if the participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the "Notice Period"). Unless such participant is disposing of any of such shares during the Notice Period, such participant shall keep the certificates representing such shares in his or her name (and not in the name of a nominee) during the Notice Period. The Company, at any time during the Notice Period, may place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

    20. NO RIGHTS TO CONTINUED EMPLOYMENT. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Subsidiary, or restrict the right of the Company or any Subsidiary to terminate such employee's employment.

    21. EQUAL RIGHTS AND PRIVILEGES. All eligible employees shall have equal rights and privileges with respect to this Plan so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company or the Board, be revised to comply with the requirements of Section 423. This Section 21 shall take precedence over all other provisions in this Plan.

    22. NOTICES. All notices or other communications by a participant under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or other person, designated by the Company for the receipt thereof.

    23. TERMS; STOCKHOLDER APPROVAL. After this Plan is adopted by the Board, this Plan will become effective on the date that is the commencement of the First Offering Period (as defined above). This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board. This Plan shall continue until the earlier to occur of
(a) termination of this Plan by the Board (which termination may be effected by the Board at any time), (b) issuance of all of the shares of the Common Stock reserved for issuance under this Plan, or (c) five (5) years from the date of the expiration of the First Offering Period.

    24.  DESIGNATION OF BENEFICIARY.

        a. A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under this Plan in the event of such participant's death subsequent to the end of a Purchase Period but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under this Plan in the event of such participant's death prior to a Purchase Date.

        b. Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such participant's death, the Company shall deliver such shares and cash to the executor or administrator of the estate of the participant or if not such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

    25. CONDITIONS UPON ISSUANCE OF SHARES; SECURITIES LAW LIMITATIONS ON SALE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder, state securities law and regulations and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    26. APPLICABLE LAW. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Colorado.

    27. AMENDMENTS OR TERMINATION OF THIS PLAN. The Board may, at any time, amend, terminate or extend the term of this Plan, except that any such termination cannot affect options previously granted under this Plan, nor may any amendments make any change in an option previously granted which would adversely affect the right of any participant, nor may an amendment be made without approval of the stockholders of the Company obtained in accordance with
Section 23 hereof within twelve (12) months of the adoption of such amendment (or earlier if required by Section 23) if such amendment would:

        a.  Increase the number of shares that may be issued under this Plan;

        b. Change the designation of the employees (or class of employees) eligible for participation in this Plan; or

        c. Constitute an amendment for which stockholder approval is necessary or convenient in order to comply with any provision of the law (including but not limited to Rule 16b-3 or any successor rule of the Securities Exchange Act of 1934), as determined by the Company in its discretion.

    IN WITNESS WHEREOF, the undersigned officer of the Company, being duly authorized by the Board, has executed this Plan to be effective as of the Effective Date.

                                                       HATHAWAY CORPORATION

                                                       By:
                                                       --------------------------------------------

                                                       Name:
                                                       --------------------------------------------

                                                       Title:
                                                       --------------------------------------------

                                   EXHIBIT C
                              HATHAWAY CORPORATION
                            AUDIT COMMITTEE CHARTER

    The Board of Directors of the Company has unanimously adopted the following Audit Committee Charter on May 3, 2000.

PURPOSE

    The audit committee is a committee of the board of directors. The audit committee shall provide assistance to the board in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting policies and the quality and integrity of the financial reports and disclosure practices of the corporation. It is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors and the financial management of the corporation.

COMPOSITION

    The audit committee will consist of at least three independent members of the board of directors who shall serve the full board of directors. Audit committee members and the committee chairman shall be appointed by the full board of directors. All members of the audit committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the committee shall have accounting or related financial management expertise. The duties and responsibilities of a member of the audit committee are in addition to those duties set out for a member of the board of directors.

MEETINGS

    The committee shall meet at least once per year, or more frequently as circumstances require and may ask members of management or others to attend meetings and provide pertinent information as necessary. The committee shall meet separately with the independent auditors at least once per year to discuss any matters that the committee or independent auditors believe should be discussed privately. The committee intends to continue its long-standing practice of asking the independent auditors to meet annually with the full board of directors.

RESPONSIBILITIES & DUTIES

 1. Provide an open avenue of communication between the independent auditors and the board of directors.

 2. Report the committee's activities to the board of directors and make recommendations as the committee deems appropriate.

 3. Review the committee's charter annually and update as necessary.

 4. Recommend to the board of directors the independent auditors to be selected and approve their compensation. Review and approve the discharge of the independent auditors, if necessary.

 5. Instruct the independent auditors that the board of directors is the auditors' client.

 6. Confirm and assure the independence and the objectivity of the independent auditors, including a review of management consulting services provided and the related fees.

 7. Consider, in consultation with the independent auditors and financial management of the corporation, the plan and scope of the proposed audit for the current year.

 8. Inquire of management and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks.

 9. Consider and review with the independent auditors the adequacy of the corporation's internal controls and any related significant findings and recommendations.

10. At the completion of the annual audit, review with management and the independent auditors the corporation's annual financial statements and related footnotes, the independent auditors' audit and report thereon, significant changes required in the audit plan, difficulties or disputes with management encountered during the course of the audit and other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

11. Meet with the independent auditors and management in separate sessions to discuss any matters that these groups believe should be discussed privately.

12. Review any legal and regulatory matters that may have a material impact on accounting policies or the financial statements.

13. Conduct or authorize investigations into any matters within the scope of the committee's responsibilities with the power to retain outside counsel or auditors for this purpose if, in its judgment, that is appropriate.

14. Perform other functions as requested by the board of directors.

                              HATHAWAY CORPORATION
                            8228 PARK MEADOWS DRIVE
                           LITTLETON, COLORADO 80124

    The undersigned hereby appoints Eugene E. Prince and Richard D. Smith, or either of them, proxies of the undersigned, each with the power of substitution, and hereby authorizes them to vote, as designated below, all the shares of common stock, no par value, of the undersigned at the annual meeting of shareholders of Hathaway Corporation (the "Company") to be held on October 26, 2000, and at all adjournments thereof, with respect to the following:

ITEM 1.  ELECTION OF DIRECTORS--Nominees of the Board:

   E. E. Prince, R. D. Smith, D. D. Hock, G. D. Hubbard, and G. J. Pilmanis,

         / /        FOR all nominees (except as indicated to  / /        WITHHOLD AUTHORITY to vote for all
                    the contrary below).                                 nominees.


INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, PRINT THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
IF AUTHORITY TO VOTE FOR NOMINEES IS NOT EXPRESSLY WITHHELD, IT SHALL BE DEEMED GRANTED.

--------------------------------------------------------------------------------

ITEM 2.  APPROVAL OF THE YEAR 2000 STOCK INCENTIVE PLAN

            / /  FOR            / /  AGAINST            / /  ABSTAIN

ITEM 3.  APPROVAL OF THE 2001 EMPLOYEE STOCK PURCHASE PLAN

            / /  FOR            / /  AGAINST            / /  ABSTAIN

                     (TO BE SIGNED AND DATED ON OTHER SIDE)

                          (CONTINUED FROM OTHER SIDE)

ITEM 4. OTHER MATTERS--In the proxies discretion on such other business matters as may properly come before the Annual Meeting.

    THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY, AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED ABOVE BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, IT WILL BE VOTED FOR THE NOMINEES NAMED IN ITEM 1, FOR APPROVAL OF THE COMPANY'S YEAR 2000 STOCK INCENTIVE PLAN, FOR APPROVAL OF THE COMPANY'S 2001 EMPLOYEE STOCK PURCHASE PLAN, AND IN THE PROXIES' DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

                                              ..................................

                                              BY:...............................

                                              Your signature should appear
                                              exactly as your name appears in
                                              the space at the left. For joint
                                              accounts, all owners should sign.
                                              When signing in a fiduciary or
                                              representative capacity, please
                                              give your full title as such.

                                              Date: ............................
                                                                               ,
                                              2000

                                              PLEASE SIGN AND RETURN THIS PROXY
                                              IN THE ENCLOSED POSTAGE PAID
                                              ENVELOPE AS PROMPTLY AS POSSIBLE.